UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TEMPUR SEALY INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Explanatory Note:

An investor presentation titled “Executing on a Clear Strategy to Drive Superior Stockholder Value” will be made available/released on or after April 3, 2015.

Tempur Sealy International, Inc. Stockholder Discussion Materials New York, NY April 6, 2015 Executing on a Clear Strategy to Drive Superior Stockholder Value

Forward-Looking Statements
TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo,
TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission (SEC), including without limitation, the Company's 2014 Annual Report on Form 10-K filed on February 13, 2015 with the SEC, under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors." Any
forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance please refer to the
Company’s SEC filings.

This investor presentation contains "forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies and other information that is not historical information. When used in this presentation, the words "assumes," "estimates," "expects," “guidance,”
"anticipates," "projects," "plans," “proposed,” "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its key strategic growth initiatives and strategic priorities, expectations regarding the Company’s net sales, adjusted EBITDA, adjusted EPS, operating income, synergies, pricing increases for 2015 and related assumptions, market share gains, planned improvements in manufacturing and distribution, expectations regarding net sales growth rates, sales growth opportunities for Sealy in international markets, margin improvements, the impact of foreign exchange, the Company’s leverage ratio and expectations regarding growth opportunities relating to acquisitions and returning value to stockholders. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements in this investor presentation. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported net sales and earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the
Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the
Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; and the effect of future legislative or regulatory changes.
Except where the context otherwise requires, the terms “we,” “us” “our” or the “Company” refer to Tempur Sealy International, Inc. and its subsidiaries.

Agenda

Tempur Sealy Today: Creating a Global Bedding Leader
Key Strategic Actions to Drive Value
Experienced Team With Proven Track Record
Setting the Record Straight on H Partners
Conclusion: Right Team in Place to Enhance Stockholder Value

Executive Summary

VOTE THE WHITE PROXY CARD FOR TEMPUR SEALY’S
EXPERIENCED AND HIGHLY QUALIFIED DIRECTORS:
Note 1: Total shareholder return includes stock price appreciation and dividends reinvested. Represents performance from August 4, 2008 to March 27, 2015.
Our Board and Management Team have been a critical part of our ability to deliver solid results and drive stockholder value including a total shareholder return of 493% since Mr. Sarvary joined as CEO
(1)
We have successfully completed the acquisition of Sealy Corporation creating a global bedding leader with a complete and complementary portfolio of brands
We are focused on driving strong margins and long term growth through reinvestment in the business as evidenced by Tempur North America’s return to a position of strength and profitability
We are leveraging our global scale to execute our international growth plan by increasing distribution, brand awareness and product offerings
We believe H Partners has outlined no constructive steps to enhance the Company’s strategy, capital structure or operating
plans,
but rather advocates high-risk, value-destroying leadership
changes
Evelyn S. Dilsaver, Frank Doyle, John A. Heil, Peter K. Hoffman, Sir Paul Judge, Nancy F. Koehn,
Christopher A. Masto, P. Andrews McLane, Lawrence J. Rogers, Mark Sarvary and Robert B. Trussell, Jr.

Tempur Sealy Today: Creating a Global Bedding Leader 5

Leading manufacturer and distributor of bedding products with a truly global footprint
Leading bedding provider in the U.S. with approximately 32% market share in 2014 (1)
(Sealy ~19%, Tempur-Pedic ~13%); #1 market share in Canada (1)
Broad distribution in all traditional and alternative channels, including e-commerce
Strong positions in many international markets throughout Europe, Asia Pacific and
Latin America
Complete and complementary product offering of mattresses, adjustable bases, foundations and other accessories such as pillows
Completed the transformative acquisition of Sealy in 2013, creating a complete and complementary portfolio of brands and products
Attractive opportunity given the difficult economic and industry trends facing Sealy at the time of the acquisition
Funded with low-cost debt, preserving the ability to pursue strategic growth opportunities and reinvest in the combined Company
Organizational integration in North America has been successful and is now essentially complete
Increased cost synergy target from $40 million to $70 million (2)
Long-term revenue synergy target of $500 million (2)
Re-launched entire Sealy product lineup within approximately 18 months of acquisition close
Strong financial profile
FY2014 net sales of approximately $3.0 billion and adjusted EBITDA of $405 million (3)
$3.4 billion market capitalization (4)
Net leverage of 3.9x (5)
Global Leader in the Bedding Manufacturing Industry

Tempur
International
Tempur
North America
Sealy
2014 Sales by Segment
2014 Sales by Region
United States
Europe
Canada
Asia Pacific
Latin America
33%
16%
51%
73%
7%
11%
Note 1:  Market share estimates for 2014 and market share leadership in Canada are based on management estimates.
Note 2:  Cost and revenue synergy targets presented on a constant currency basis. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information”
at the end of this presentation.
Note 3:  Adjusted EBITDA is a non-GAAP financial measure. GAAP net income for 2014 was $108.9 million. For more information about adjusted EBITDA, including a reconciliation to net income, please refer to “Use of Non-
GAAP Financial Measures” at the end of this presentation.
Note 4:  Based on basic shares outstanding. Calculated as of March 27, 2015.
Note 5:  Net leverage refers to the ratio of Consolidated Funded Debt less Qualified Cash to Adjusted EBITDA, which are all non-GAAP financial measures calculated in accordance with the Company’s senior secured credit facility. For more information about this leverage calculation and the related non-GAAP financial measures, please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation.

Note 1: 2014 Mattress Industry Consumer Research – U.S. Market.
Note 2: Based on management estimates.
Note 3: Presence includes subsidiaries, joint ventures, third party and licensee markets.
Complete and Complementary Portfolio of Brands

Tempur-Pedic:
–
#1 U.S. brand people are most interested in purchasing
(1)
Stearns & Foster:
–
#1 U.S. brand in luxury innerspring sales
(2)
Sealy:
–
#1 U.S. brand in total awareness
(1)
–
#1 U.S. brand people are most likely to buy
(1)
The Industry’s Only Truly Global Company
Luxury
Premium
Mid-Price
Value
Tempur Sealy Presence
(3)
Global scale creates critical competitive advantages

Creating Significant Value for Stockholders

Peer Median S&P 500 Tempur Sealy
Total Shareholder Return Under Mr. Sarvary’s Leadership
(1)
1541%
920%
670%
519%
493%
449%
432%
420%
314%
272%
235%
211% 209%
205%
199%
174%
167%
121%
124%
102%
96%
91%
40%
15% 13%
SCSS UA PII HBI TPX CRI WSM JAH BC COLM HAR LEG GIL MHK FOSL NWL WWW SCS TUP DECK HAS S&P
500
LXK DIIB MLHR
+493% +209%
+91%
Note 1: Peer group as outlined in Tempur Sealy Form 10-K for the year ended December 31, 2014. Mattress Firm Holding Corp. is excluded because it was private at the time Mr. Sarvary joined as CEO on August 4, 2008;
its IPO was completed on November 17, 2011. Total shareholder return includes stock price appreciation and dividends reinvested. Represents performance from August 4, 2008, the date Mr. Sarvary joined as
CEO, to  March 27, 2015.
Note 2:  Represents performance from September 26, 2012, the date prior to the announcement of the Sealy acquisition, to March 27, 2015. Equity value calculated using basic shares outstanding.
of the Sealy acquisition (2) Furthermore, Tempur Sealy has created approximately $1.8 billion of equity value since the announcement

Strategic Accomplishments 2009 – 2014
Grew Tempur North America net sales from $525 million in 2009 to $1.0 billion in 2014, a 14% CAGR
(1)
Increased U.S. market share from 8% in 2009 to an estimated 13% in 2014
(2)
Introduced the highly successful TEMPUR-Cloud line, which nearly doubled the Company’s U.S. mattress business
Acquired Third Party Distributor in Canada
Grew Tempur International net sales from $306 million in 2009 to $472 million in 2014, a 9% CAGR
(1)
Increased distribution and brand awareness and expanded product offering significantly since 2009
Positioned the Company for future growth through acquisitions of Third Party Distributors in several key markets, including China, Korea, Brazil and Mexico
Responded aggressively when the competitive environment in North America changed in 2012
Completely revamped Tempur North America mattress and adjustable base product offering
Strengthened U.S. retailer economics
Strategic acquisition of Sealy Corporation created significant stockholder value
TPX shares have appreciated over 110% from the day prior to the acquisition announcement
(3)
Today, Tempur Sealy has a complete and complementary brand and product portfolio, with unique global capabilities and unmatched growth opportunities around the world
Enhanced stockholder value through the repurchase of ~20 million shares between 2009 and 2012
EPS of $1.12 in 2009
(4)
grew to adjusted EPS of $2.65 in 2014, a 19% CAGR
(5)
Note 1: References to “Tempur North America” in this presentation refer to the segment used in 2014 for the Tempur-Pedic business in North America and references to “Tempur International” in this presentation refer to the segment used in 2014 for the Tempur-Pedic business outside of North America.
Note 2: U.S. market share is based on management estimates.
Note 3:  Represents performance from September 26, 2012, the date prior to the announcement of the Sealy acquisition, to March 27, 2015. Includes stock price appreciation only.
Note 4:  2009 EPS of $1.12 had no adjustments of the type included in adjusted EPS.
Note 5:  GAAP EPS for 2014 was $1.75. adjusted EPS, which is a non-GAAP financial measure, is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three
U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings and amendments, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations under “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

Built Capabilities in 2014
Product Development:
Launch execution
Global innovation pipeline
Brand Marketing:
New talent and enhanced capabilities, strong media campaign
Strong creative development and media buying
Channel:
Combined field selling organization
Category management
Operations:
Began the combination of our Tempur-Pedic and Sealy logistics networks
Started the transformation of Sealy manufacturing organization

2014 Product Launches
Record number of launches
All delivered on time with high quality
Supporting materials on time
Transitions from old to new were well managed
Contained compelling consumer benefits
Supported with rigorous market research
Offered strong value propositions
Delivered benefits aligned with the brand
promises
Demonstrated capability to develop and execute major product launches that drive market share

Strategic Actions Results
TEMPUR-Cloud/Contour launch
was largest ever and very effective
Stearns & Foster launch delivered
all-time sales record
Sealy Innerspring launch returned
brand to double-digit growth
Sealy Optimum 2.0 line revitalized

Key Strategic Actions to Drive Value 12

Tempur Sealy Strategic Priorities

Leverage global scale for competitive
advantage
• Base Annual Targets
(1)
:
Net sales growth of 6% and
adjusted EPS
(2)
growth of 15%
• Strong cash flow to reduce debt
and return value to stockholders
Delivering value for stockholders
Note 1: Management estimates. Please refer to “Forward Looking Statements”. Targets are based on constant currency. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information” at the end of this presentation.
Note 2: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings and amendments, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations under “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.
Leverage and strengthen our comprehensive
portfolio of iconic brands & products
Expand distribution and seek highest dealer
advocacy
Expand margins with focus on driving
significant cost improvement
Accretive acquisitions of licensees and joint
ventures

Achievements to Date

Strategic Priorities Achievements to Date
Leverage and strengthen our comprehensive
portfolio of iconic brands & products
Revamped entire mattress and adjustable base product offering
Diversified revenue streams: outside of mattresses, have a line of adjustable bases and bedding accessories
Taken actions to drive not only our topline growth, but also growth for retail customers through higher average selling prices
Continued to invest and innovate to maintain industry leadership
Expand distribution and seek highest dealer advocacy
Approximately 15,000 points of distribution globally for Tempur and 17,000 for
Sealy
Company currently manages approximately 150 stores
To improve advocacy, Company is investing in in-store training and marketing
Expand margins with focus on driving significant
cost improvement
Focused on driving significant margin improvement in 2015-2018
Completed turnaround of Tempur North America, with growth and significant operating margin improvement resuming in 2H 2014
Focused on Sealy assembly operations to drive cost reductions
Certain strategic decisions were taken that lowered margin rate but improved margin dollars (for example, acquisition of Sealy Japan/Europe)
Leverage global scale for competitive advantage Acquired Sealy brand rights (Japan, Continental Europe and Southern Territory of Brazil) and Tempur distribution rights (Mexico)
Double-digit Tempur International sales growth in Asia Pacific and positive growth in Latin America and Europe in 2014
Sealy Europe net sales opportunity exceeds $200 million
(1)
; currently marketing
Stearns & Foster and Sealy Hybrid products in Europe
Accretive acquisitions of licensees and joint ventures
1
2
3
4
5
Note 1: Target presented on a constant currency basis. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information” at the end of this presentation.
Strong focus on global distribution while maintaining high
standards with partners
Significant reinvestment has been made in positioning for
long term growth
Capitalize on opportunities in each key geography and
optimize licensee and JV relationships
Leverage scale for product development, distribution and brand development
Integrated businesses where we had overlap
Amended credit facility to improve financial flexibility around this strategy
Strong track record of acquiring Tempur 3    party distributors; opportunity
to acquire outstanding joint ventures, licensees and 3  party distributors rd
rd
Guided 50bps of annual operating margin improvement (internal goal of
100bps)
(1)

Returning Tempur North America to a Position of
Strength and Profitability

Well positioned to continue to gain market share
and drive margin improvement
Tempur Sealy has a complete and complementary portfolio of brands and products
We expect strong market share gains in 2014 to continue
Growth from new products, effective marketing and channel synergies
Robust product pipeline
Commitment to strengthening brands
Effective trade customer support
Focused on improving profitability
Driving price and mix
Capturing synergies
Operating cost productivity

Returning Tempur North America to a Position of
Strength and Profitability (Cont’d)
Our first half of 2014 investments are paying off as sales grew double-digits and margins expanded considerably in the second half of 2014 as compared to the second half of 2013
2015 guidance assumes significant further margin improvement
(1)
Volume leverage, cost productivity, pricing and fewer floor model launch costs

Tempur North America
2013 vs. 2014
Tempur North America
2H 2013 vs. 2H 2014
GAAP Operating Margin
Adjusted Operating Margin (2)
Note 1: 2015 operating margin improvement based on management estimates. Please refer to “Forward Looking Statements”.
Note 2: Adjusted operating margin (operating margin less corporate expense) is a non-GAAP financial measure. GAAP operating margin for Tempur North America improved 320 basis points in the second half of 2014 compared to the second half of 2013. For information on Tempur North America adjusted operating margin and a reconciliation to GAAP operating margin please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation.
7.4%
8.5%
16.5%
16.1%
2013 2014
8.9%
12.1%
15.8%
19.5%
2H13 2H14
370bps
Improvement

Intensely Focused on Enhancing Margins
Sealy U.S.
Gross Margin
Improvement (2)
Adj. Operating
Expense Leverage (3)
Cost
Synergies (4)
2015 Pricing Total
Incremental Operating Income Targets by 2018
(1)

Note 1:  Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance issued on February 5, 2015. See “Forward Looking Statements”.
Note 2:  Refers to Sealy gross margin improvement in the U.S. Sealy gross margin improvement excludes the benefit from cost synergies.
Note 3: Adjusted operating expense is a non-GAAP financial measure. For information on adjusted operating expense please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation.
Note 4: Cost synergies reflect annualized cost synergies from the Sealy transaction.
$45 million
$30 million
$25 million
$25 million
$125 million
These initiatives alone are expected to provide more than 300bps of operating margin improvement

Continuing to Successfully Integrate Sealy

Note 1: Sealy’s net sales for its fiscal year ended December 2, 2012 were $1.35 billion and Tempur-Pedic International’s net sales for its fiscal year ended December 31, 2012 were $1.40 billion.
Note 2: Target presented on a constant currency basis. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information” at the end of this presentation.
Note 3: TRP’s are target rating points and are a measure of reach for a specifically targeted audience.
Transformational acquisition of Sealy significantly increased the scale and complexity of the Company
Doubled net sales
(1)
More than tripled the number of employees (to 7,100)
Increased the number of manufacturing facilities to 25 from 3
Sealy also manufactures using different technologies than Tempur
The Company has achieved more synergies than initially projected
At the time of the acquisition, projected cost synergies of $40 million by the end of the third year
Achieved $45 million by the end of 2014, less than two years after completing the acquisition
Currently projecting $70 million in cost synergies by 2018
(2)
A significant portion of the $45 million of achieved cost synergies has been reinvested into the business
Product Innovation: Increased investment in R&D to increase cadence of new product introductions to drive growth and market share gains
Marketing: Reinvested media synergies and increased advertising (e.g. TRPs up 20%)
(3)
; also invested in in-store marketing
International: Invested in acquiring international Sealy brand and Tempur distribution rights to capitalize on future growth
Re-investment return highlighted by strong sales growth and market share; profitability expected to improve over time as tiered brand structure allows for cascading of technologies and consumer loyalty (repeat purchases)

Sealy Assembly Transformation
Key initiatives within the plants
Standardize best practices
Embed lean principles and eliminate waste
Improve hiring and staffing
Smooth production, reduce overtime
Elevate focus on quality and customer
satisfaction, lower returns
Key initiatives across the network
Improve forecasting and demand planning
Reduce SKU complexity
Optimize combined TSI network

Drive total cost reduction

Distribution network to service national retailers with considerable efficiency opportunities
Optimizing Warehouse/Distribution Network (2015)
Warehouse/Distribution Network Initiatives Timing
Consolidated Sealy Ft. Worth, TX facility into Brenham, TX facility 2014
Announced closure of Sealy Batavia, IL facility 2015
Opening Tempur Sealy multi-purpose facility in Plainfield, IN (Indianapolis) 2Q 2015
Opening Tempur Sealy multi-purpose facility in Williamsport, MD 2015
Repositioning Tempur warehouses 2014/2015
Sealy Distribution Points
Tempur Warehouses
Tempur Sealy Multi-Purpose Facility

Expect To Reverse Gross Margin Trend In 2015
2015 margin improvement to be driven by pricing, volume leverage and cost efficiencies, offset partially by unfavorable currency, product and channel mix and slight commodity inflation
Excluding FX
(1)
, gross margin is expected to be up approximately 150bps to 200bps
Note 1: Target presented on a constant currency basis. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information” at the end of this presentation.
Note 2: Management estimates. Please refer to “Forward Looking Statements”.

(2)
41.2%
38.5%
39.5% - 40.0%
2013 2014 2015P
GAAP Gross Margin

Pricing Actions to Drive Margin Improvement
Price increase on Tempur-Pedic adjustable bases (select) in late 2014
Price increase on Tempur-Pedic mattresses (select) in March 2015

Note: Prices were increased on select models.
Capitalize on Tempur-Pedic’s brand strength: low single-digit pricing actions drive $25 million of margin improvement

Sealy Europe
$200 million net sales opportunity for Continental Europe with Sealy brand based on achieving a similar market share as Tempur
(2)
Already secured over 1,000 retail doors for initial placement of Stearns & Foster and
Sealy brands in Europe
Direct Distribution
Distribution in general tends to be very country-specific with few cross national retailers
Tempur International direct sales (wholly owned or partnership) are a significant vehicle for growth (41% CAGR since 2011)
Note 1: Based on net sales for Tempur-Pedic International for the year ended December 31, 2012 and net sales for Sealy Corporation for the year ended December 2, 2012.
Note 2: Target presented on a constant currency basis. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information” at the end of this presentation.
Note 3: Based on net sales for Tempur-Pedic International for the year ended December 31, 2009 and net sales for Sealy Corporation for the year ended November 29, 2009.
Executing Global Growth Plan

Relatively Modest Global Footprint at the
Time of Sealy Acquisition
Key Growth Priorities
We Have Positioned the Company for
Growth Going Forward
The Company has a range of growth initiatives which vary
by country / region and roll up to the overall plan
Today, international represents ~$600 million in reported net sales;
however, total brand sales through partnerships is $1 billion+ globally
1
2
3
4
Increased distribution and brand
awareness
Expanded product offering
overseas
Acquired 3rd party distributors
including China, Korea, Brazil
and Mexico to set the stage for
growth going forward
International Sales (millions)
International
North America
Legacy Tempur-Pedic (1) Sealy (1)
North America
International
Tempur-Pedic Sealy
Tempur International Direct Sales (millions)
(3)
$306
$472
$76
$113
$382
$585
2009 2014
69%
31%
Tempur Sealy Japan
Acquired the brand rights for Sealy in mid-2014 and subsequently integrated that business into our Japanese Tempur subsidiary
Japan subsidiary anticipated to develop into our largest subsidiary outside of North
America
Build Brand Awareness
Brand awareness internationally is significantly lower than in the U.S.
Started making significant investment in the Tempur brand in selected markets
Focus is on effective campaigns (TV ads, promotions, in-store marketing) and increasing visibility on digital channels
$24
$37
$50
$67
2011 2012 2013 2014
3
8%
92%

Sealy Europe Is A Key Growth Investment
Sealy Europe is a $200+ million net sales opportunity
(1)
Tempur has mid-single digit share of the $4+ billion Continental European market
(2)
Sealy Europe opportunity based on achieving a similar market share level to Tempur
Build scale through mixed manufacturing model
Stearns & Foster products are being manufactured in North America and exported to Europe
Sealy Hybrid products transitioned to a higher quality new supplier in Eastern Europe in Q1
Leveraging Tempur Europe infrastructure and premium retail distribution strength
Secured over 1,000 retail doors for initial placement of Stearns & Foster and Sealy in Europe
Roll-out occurring in all key markets except the UK
Investing to build brand awareness and profitable product portfolio across technologies
Note 1:  Target presented on a constant currency basis. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information” at the end of this
Note 2: Market share and market size information is based on CSIL World Mattress Report, 2014 (Top 35 Markets Mattress Consumption) and management estimates.

presentation.

Tempur International Margins Pressured By Sealy Mix
Tempur International operating margins deteriorated in 2014 vs. 2013 due primarily to launch of
Sealy Europe, unfavorable FX and market weakness in Central Europe
International margins will continue to be pressured by increased Sealy mix, however in the future margin dollars will increase as Sealy sales grow in international markets

Tempur International
2013 vs. 2014
GAAP Operating Margin
Note:  Please refer to “Forward Looking Statements”.
24.5%
19.4%
2013 2014

Note 1: Management estimates. Please refer to “Forward Looking Statements”.
Note 2: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy acquisition and related integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings and amendments, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations under “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.
Note 3: Targets are based on constant currency, excluding the impact from foreign exchange. For information on the methodology used to present constant currency information please refer to “Constant Currency Information”
at the end of this presentation.
DELEVERAGING TO 3X AND RETURNING
VALUE TO STOCKHOLDERS
NET SALES GROWTH
OPERATING MARGIN IMPROVEMENT
ADJUSTED EPS GROWTH
(2)
6%
50bps
15%
Annual Base Growth Targets 2015-2018
(1)
Targets are Based on Constant Currency
(3)
Foundation is Set to Meet Growth Targets

2015 Guidance Consistent With Higher Margin Targets
FX Adjusted
(1)(2)
Guidance Range
(1)
Net Sales Growth 2% to 5% 5.5% to 8.5%
Adjusted Operating Margin
(3)
Growth ~10 to 80bps ~80 to 150bps
Adjusted EPS Growth
(4) 2% to 17% 12% to 27%
Guidance
Mid-Point
FX Adjusted
(1)(2)
7.0%
~115bps
20%

Note 1: The Company issued guidance on February 5, 2015 for full year 2015 Net Sales of $3.050 billion to $3.150 billion and adjusted EPS of $2.70 to $3.10. Targets are based on constant currency. Management estimates.
Please refer to “Forward Looking Statements”.
Note 2: Targets are based on constant currency, excluding the impact from foreign exchange. For information on the methodology used to present constant currency information please refer to “Constant Currency Information”
at the end of this presentation.
Note 3: Adjusted operating margin is a non-GAAP financial measure. For information on the methodology used to present adjusted operating margin please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation.
Note 4: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy acquisition and related integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings and amendments, normalized tax rate adjustments and to exclude certain non-recurring items.
Please refer to the reconciliations under “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

We Are On Track For Our 2016 Targets
Based on high end of 2015 guidance and our annual growth targets, we would be on pace to achieve our 2016 $4.00 Adj. EPS target, on a constant currency basis
Note:   Management estimates. Please refer to “Forward Looking Statements”.
Note:  Growth presented is based on the Company’s guidance issued on February 5, 2015, which consisted of full year 2015 Net Sales of $3.050 billion to $3.150 billion and adjusted EPS of $2.70 to $3.10.
Note:  2015 Constant Currency Adjusted EPS adjusts for the negative foreign exchange impact to adjusted EPS during 2014 and anticipated in 2015. 2016 adjusted EPS target is based on the Company’s adjusted EPS growth targets for 2015-2018 and is based on constant currency. For information on the methodology used to present constant currency information please refer to “Constant Currency Information” at the end of this presentation.
Note: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings and amendments, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations under “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

$2.70
$3.12
$3.59
$2.65
$3.10
$3.52
$4.05
2014 2015 Guidance Range 2015 Constant Currency
Adjusted EPS
2016 Constant Currency
Adjusted EPS Target
Adjusted EPS

Experienced Team With Proven Track Record 29

History of Strong Results Under Mark Sarvary

Committed to delivering and driving stockholder
value
Since Mr. Sarvary’s appointment as CEO in August
2008, Tempur Sealy has realized a total
shareholder return more than 5.4x that of the S&P
500 and 2.3x that of the peer median
(2)
Furthermore, Tempur Sealy has created approximately $1.8 billion of equity value since the announcement of the Sealy acquisition (3)
Leader in Total Shareholder Return
(1)
(Since Mark Sarvary Joined On Aug 4, 2008 to Mar 27, 2015)
Critical to successful execution of Tempur Sealy’s strategy
Directly responsible for development of value enhancing strategy
Achievements as CEO include transformative acquisition of Sealy, highly successful introduction of TEMPUR-Cloud mattress line and record number of new product launches in 2014
Maintains important relationships with strategic partners and major customers that are critical to the Company
Broad management capabilities
Veteran of consumer products industry; prior leadership positions include President of Campbell Soup’s North America
Division, CEO of J. Crew and President of Stouffer Frozen Food division under Nestlé
As President of Campbell Soup’s NA division, Mr. Sarvary was responsible for businesses with annual revenues exceeding $6 billion, including the Campbell Soup, Pepperidge Farm, Pace, Prego and V8 brands, as well as Godiva’s global business
Served as an industrial partner to CVC Capital Partners, a global private equity firm, prior to joining the Company
Note 1: Total shareholder return includes stock price appreciation and dividends reinvested. Represents performance from August 4, 2008, the date Mr. Sarvary joined as CEO, to March 27, 2015.
Note 2: Peer group as outlined in Tempur Sealy Form 10-K for the year ended December 31, 2014. Mattress Firm Holding Corp. excluded because it was private at the time Mark Sarvary joined as CEO on August 4, 2008; its
IPO was completed on November 17, 2011.
Note 3: Represents performance from September 26, 2012, the date prior to the announcement of our Sealy acquisition, to March 27, 2015. Equity value calculated using basic shares outstanding.
Peer
Median (2)
S&P 500
Tempur Sealy
+493%
+91%
+209%

Best-in-Class Management Team

Prior Experience
Executive Position Previous Executive Roles
Consumer
Products
International
Year Joined
Tempur Sealy
Tim Yaggi
Chief Operating
Officer
Group President, Masco Corporation
EVP, Whirlpool Corporation
2013
Dale Williams
EVP and Chief
Financial
Officer
CFO, Honeywell Control Products
CFO, Saga Systems
CFO, GE Information Systems
2003
David Montgomery
EVP and
President,
International
President, Rubbermaid Europe
VP, Black & Decker Europe, Middle
East, Africa
2003
Richard Anderson
EVP and
President, North
America
VP, Procter & Gamble
VP, The Gillette Company
2006
Jay Spenchian
EVP and Chief
Marketing
Officer
EVP and CMO, Olive Garden and Red
Lobster
Executive Director, Marketing, General
Motors
2014
Management team possesses substantial consumer products industry and international expertise as well as an integral understanding of Tempur Sealy’s business

Well-Balanced Board, With Diverse Experience and
Senior Leadership

Director Independent (1)
CEO / President / CFO /
Finance / Legal Experience
Senior Leadership at Company
with Global Operations
Consumer / Retail Experience
Evelyn S. Dilsaver
Frank Doyle
John A. Heil
Peter K. Hoffman
Sir Paul Judge
Nancy F. Koehn
Christopher A. Masto
P. Andrews McLane
Lawrence J. Rogers
Mark A. Sarvary
Robert B. Trussell Jr.
The Board has a wide range of expertise, diverse backgrounds and complementary experience
Note 1: Per NYSE independence rules.

Experienced and Engaged Board Represents All
Stockholders

Nine of eleven Board directors are independent
(1)
Strong record of working to align management compensation with performance
Fully committed to Tempur Sealy; eight of the directors hold no outside public company directorships, three directors hold only one or two outside public company directorships
Board members possess relevant skill sets
Mattress industry experience
Branded consumer products marketing and sales
Manufacturing and marketing expertise
International expansion expertise
Finance, accounting and regulatory expertise
Mergers and acquisitions / corporate finance expertise
Risk management expertise
Information technology expertise
Note 1: Per NYSE independence rules.

Commitment to Best-in-Class Corporate Governance

Strong record of stockholder friendly actions and responsiveness to stockholder concerns
Separate Chairman and CEO roles since 2002
Nine of eleven Board directors are independent
(2)
Declassified Board
One year terms
Stock ownership guidelines
Highest ISS score of 1 for corporate governance in 2015
(1)
No poison pill in place
Majority voting standard
Clawback policy
Prohibition on hedging or pledging Company securities
Prohibition on re-pricing stock options without stockholder
approval
Note 1: In contrast, Six Flags Entertainment Corporation has an ISS corporate governance rating of 6 (out of 10), including significantly lower scores than Tempur Sealy in the areas of Board Structure and Compensation.
Mr. Usman Nabi of H Partners is the Chair of the Six Flags Nominating and Corporate Governance Committee.
Note 2:  Per NYSE independence rules.

Setting the Record Straight on H Partners 35

Situation Overview

H Partners has demanded the following:
Mark Sarvary be terminated immediately as CEO
P. Andrews McLane, Christopher Masto and Mark Sarvary resign from the Board of Directors
Usman Nabi be appointed to the Company Board
Company assign an interim CEO and undertake a CEO search
Mr. Nabi to become the head of a CEO Search Committee and a member of the Compensation Committee
H Partners has not outlined any constructive steps to enhance the Company’s strategy, capital structure, or operating plans
Instead, advocates high-risk and value-destroying leadership changes, while making inaccurate statements about its history of communicating with Tempur Sealy
H Partners has also repeatedly refused to engage in a constructive dialogue with the Board
- Summarily dismissed the proposal to identify a mutually acceptable, independent director to add to the Tempur Sealy Board
- Repeatedly refused to discuss anything with management and the Board other than in the context of the Company’s acceptance of H Partners’ demands
Leadership transition at this time would be risky and value-destructive to the Company
Mr. Sarvary is directly responsible for developing and implementing Tempur Sealy’s strategy, putting in place a deep bench of leadership and creating a strong performance oriented culture to ensure its successful execution
Mr. McLane and Mr. Masto bring significant experience, the perspective of successful growth equity investors and, together with the other Board members, provide effective oversight of the Company
We question how enabling a lone stockholder to unilaterally select a CEO candidate would constitute proper corporate governance or sound objective reasoning

H Partners Overview

H Partners Management is an independent
investment firm based in New York City
Investment / hedge fund founded by Rehan Jaffer in
2005
Currently has public equity holdings in 5 companies
according to its latest 13F filing
Largest public equity holding is Six Flags
Entertainment Corporation, which emerged from
bankruptcy in 2010 and accounts for approximately
58% of public equity holdings
Currently owns 6,075,000 shares, or approximately
10%, of Tempur Sealy International
Second largest holding accounting for
approximately 26% of H Partners’ public equity
holdings
As of March 31, 2015, Tempur Sealy’s stock price
has appreciated 83% since H Partners’ initial
investment vs. 45% appreciation in the S&P 500
(4)
In addition, Tempur Sealy’s stock has appreciated
5% YTD (through March 31, 2015) compared to a
0.4% increase in S&P 500 over the same period
Historical Public Equity Holdings
(1)
12/31/11 12/31/12 12/31/13 12/31/14
Six Flags
Entertainment Corp.
$548,904 $781,689 $940,581 $708,499
   # of Shares Held 26,620 25,545 25,545 16,419
   % Total Value 84.1% 73.0% 62.6% 56.5%
Tempur Sealy
International Inc.
--  $95,213 $318,040 $333,578
   # of Shares Held --  3,024 5,894 6,075
   % Total Value --  8.9% 21.2% 26.6%
Grace W R & Co. $50,971 $84,038 $126,059 $100,267
   # of Shares Held 1,110 1,250 1,275 1,051
   % Total Value 7.8% 7.8% 8.4% 8.0%
Remy International, Inc. --  $46,593 $68,929 $58,602
   # of Shares Held --  2,912 2,956 2,801
   % Total Value --  4.4% 4.6% 4.7%
Boyd Gaming Corp $25,364 $25,564 $47,855 $53,856
   # of Shares Held 3,400 3,850 4,250 4,214
   % Total Value 3.9% 2.4% 3.2% 4.3%
Sealy Corp.
(2) $25,140 $37,500 --  --
   # of Shares Held 14,616 17,281 --  --
   % Total Value 3.9% 3.5% --  --
Cumulus Media Inc.
Class A
$2,260 --  --  --
   # of Shares Held 677 --  --  --
   % Total Value 0.3% --  --  --
Total Value $652,640 $1,070,597 $1,501,464 $1,254,802
(3)
Note 1:    Dollars and number of shares in thousands. Represents market value at period end. Based on holdings disclosed in SEC filings made by H Partners.
Note 2:    Sealy Corporation was acquired by Tempur-Pedic International on March 18, 2013.
Note 3:    Excludes 100,000 shares related to Senior Secured Third Lien Convertible Notes per H Partners’ Form 13F for Quarter Ended December 31, 2012.
Note 4:    Initial investment represents the last day of quarter (12/31/2012) of first investment by H Partners in Tempur Sealy as per SEC filings.

H Partners’ Inconsistent Communication Highlights
Questionable Motives

“In 2008… Tempur-Pedic recruited a
CEO [Mark Sarvary] who previously
worked at the Campbell Soup
Company, J. Crew and Nestle…These
managers’ strong consumer and
general management backgrounds
have enabled Tempur-Pedic and
Select Comfort to succeed.”
H Partners Letter to Sealy Corporation
(11 March 2012)
“Congratulations on moving the Sealy
acquisition forward. We appreciate the
thoughtfulness, focus, and hard work of
Tempur-Pedic’s Board and management
team. We now own 3.4 million shares of
Tempur-Pedic because we believe in
Tempur’s management and brand, and
because a combined Tempur and Sealy will
be a formidable company.”
H Partners email to Andy McLane,
Chairman of the Board
(12 March 2013)
“Congratulations on your progress in the second
quarter. In particular, we were impressed by
Tempur North America’s growth. We know how
much work went into stabilizing this segment,
and we are very appreciative. Between Tempur
North America’s resumed growth trajectory,
Sealy’s continued market share gains, and an
expanding international presence for both
brands, the company’s future is bright. Thanks
for your leadership…”
H Partners email to Mark Sarvary and other
members of Tempur Sealy management
(25 July 2014)
Note: Permission to use quotations neither sought nor obtained.
Tempur Sealy is dedicated to communicating with all of its stockholders and values constructive input toward the goal of enhancing stockholder value
H Partners has made inconsistent inaccurate statements about its interactions with the Company
Sudden critical public stance is inconsistent with its previous positive communications regarding the Company’s performance
To that end we have communicated and been open to communications with H Partners
The first time that H Partners raised specific concerns regarding management and Board changes was on a phone call with the Company’s Chairman on February 7, 2015
During H Partners’ 2012 campaign at Sealy, H Partners pointed to Mark Sarvary’s “strong consumer and general management background” as an example of the qualities that “enabled Tempur-Pedic to succeed”
H Partners has commended Board and management for strategic oversight, leadership and progress against its plan

Response To H Partners’ Allegations

Allegations Responses
Note 1: Total shareholder return includes stock price appreciation and dividends reinvested. Represents performance from August 4, 2008, the date Mr. Sarvary joined as CEO, to March 27, 2015.
Note 2:  Total shareholder return includes stock price appreciation and dividends reinvested. Represents performance from September 26, 2012, the date prior to the announcement of our Sealy acquisition, to March 27, 2015. During this time, Mattress Firm has realized a total shareholder return of 131%, Tempur Sealy of 111%, the S&P 500 of 52% and Select Comfort of 9%.
Note 3: As per Company disclosed FY 2012-2014 adjusted EBITDA.
Note 4: Net sales of $1.40 billion for Tempur-Pedic International for its fiscal year ended December 31, 2012, and net sales of $1.35 billion for Sealy Corporation for its fiscal year ended December 2, 2012.
Note 5: Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance issued in February 2015. See “Forward
Looking Statements”.
Low Shareholder
Returns
Tempur Sealy has realized a total shareholder return of 493% since Mr. Sarvary joined as CEO (1)
Since Mr. Sarvary joined as CEO, Tempur Sealy stock has significantly outperformed peers and the broader market, generating a return more than 5.4x that of the S&P 500
(1)
Since announcing the acquisition of Sealy in September 2012, a clear strategic pivot, Tempur Sealy has significantly outperformed Select
Comfort and the S&P 500 and performed in-line with Mattress Firm (2)
Poor Performance
Under CEO
Until 2012, Tempur-Pedic had limited competition in the visco-elastic category it created and has led for 20 years; Mr. Sarvary successfully navigated the Company through a competitive onslaught, executing an aggressive change in strategy to the benefit of stockholders
Transformational acquisition of Sealy Corporation created a complete, diversified brand portfolio that has positioned the Company as the only truly global player in the bedding manufacturing industry
Mr. Sarvary has led the successful implementation of an international growth strategy, redesigned the product portfolio and assembled a strong management team with relevant executive level experience and background
Declining Profitability
Under CEO
Time period chosen by H Partners to compare profitability demonstrates a lack of understanding of the sector
The shift in mattress industry dynamics has led to lower profitability for all participants; since 2012, Select Comfort has realized a drop in profitability comparable to Tempur Sealy
(3)
The acquisition of Sealy Corporation, a lower margin manufacturer with sales comparable to Tempur-Pedic International, led to significantly lower margins for the combined company
(4)
Management remains intensely focused on enhancing margins and driving profitability, with operational objectives in place that are expected to generate approximately $125 million in operating income improvement (5) by 2018

Response To H Partners’
Allegations (Cont’d)

Allegations Responses
Loss of Premier
Position in Foam
Tempur never lost its premier position in foam; its position was challenged in 2012, and Tempur took decisive actions to retain its leadership including revamping its entire product line
Tempur’s premier position today is evidenced by its ability to gain market share in 2014, record double digit topline growth in
2H 2014 and increase prices on select models in 2015
We believe Tempur Sealy has the strongest brands in the mattress sector due to a commitment to advertising and brand building, product development and customer advocacy
Ineffective Sealy
Integration
Transformational acquisition of Sealy Corporation significantly increased the scale of the Company: added $1.35 billion in net sales, 5,000+
employees and 22 manufacturing facilities, with different technologies than Tempur
Tempur Sealy has achieved more cost synergies than originally anticipated, $45 million through 2014 compared to the original target of $40 million, and is expecting an additional $25 million of annual cost synergies prior to 2018
A significant portion of the $45 million of cost synergies achieved to date has been reinvested into the business; the Company anticipates significant long-term revenue synergies from a broader product offering and access to more channels, including international expansion
The Company continues to attract new partners and maintains strong relationships with existing partners, including Mattress Firm, its largest customer and the largest mattress retailer in the U.S.; indeed, on February 23, 2015, Mattress Firm announced that it had presented Tempur
Sealy with the Strategic Partnership of the Year award
Lack of Board /
Stockholder Alignment
The Board is comprised of 11 highly-qualified directors, all of whom are independent (1) other than Mr. Sarvary and Lawrence Rogers, Sealy
Corporation's former CEO
To enhance the interests between Tempur’s stockholders and its leadership, the Company requires its executives and directors to beneficially own a meaningful, minimum level of stock. Its Board and management team collectively beneficially own approximately 5.63% of the shares outstanding. Notably, Mr. Mc Lane and his spouse beneficially own or control approximately 1.30% of the Company’s outstanding shares
(2)
The Board has constructed a compensation structure that appropriately rewards top management for performance; In 2012, when Tempur-
Pedic International struggled due to competitive pressures, Mr. Sarvary realized ~27% of his target compensation
All stock transactions effected by Board members, including Mr. Masto and Mr. McLane, are in compliance with SEC regulations as well as the
Company’s policies including “trading window” and pre-clearance requirements
Note 1:  Per NYSE independence rules.
Note 2:     Beneficial ownership calculated as described in the Company’s proxy statement. Information for Mr. McLane includes a total of 501,058 shares reported as beneficially owned by Mr. McLane in the Company’s 2015 Proxy
Statement plus 288,729 shares owned by a private charitable foundation formed and controlled by Mr. McLane and his spouse, in which he has no pecuniary interest and as to which he disclaims beneficial ownership.

Response To H Partners’
Allegations (Cont’d)

As a leading global developer and manufacturer of bedding products, Tempur Sealy cannot be compared to an amusement park operator emerging from bankruptcy; the drivers of historical value creation at Six Flags Entertainment Corporation are not relevant or applicable to Tempur
Sealy’s future success
With a depressed effective entry valuation multiple typical in a bankruptcy situation, and with Six Flags’ operating performance at recession lows, the value of H Partners’ equity upon Six Flags’ emergence from bankruptcy was only poised to increase, regardless of its leadership team, competitive landscape or industry dynamics
Interestingly, in the time since its emergence from bankruptcy, Six Flags’ stock has largely tracked that of its key public comparable,
Cedar Fair
(3)
, and margins merely returned from bankruptcy-level margins to industry levels
(4)
Tempur Sealy has an ISS corporate governance rating of 1, the highest possible score. In contrast, Six Flags has an ISS corporate governance rating of 6 (out of 10), including significantly lower scores than Tempur Sealy in the area of Board Structure and
Compensation. Mr. Usman Nabi of H Partners is the Chair of the Six Flags Nominating and Corporate Governance Committee
Six Flags Solution for
Tempur Sealy
Improper Relationship
with USSA
Consistent with its tactics of offering no constructive ideas to create value while promoting its own value-destructive self-serving agenda, H Partners has asserted that the Company’s marketing relationship with the U.S. Ski and Snowboard Association (the
“USSA”) is somehow improper because of Mr. McLane’s position as a director of the USSA. We note the following:
Tempur Sealy is a proud sponsor of a number of athletic organizations, including the PGA Tour and the USSA, a non-profit organization
The USSA sponsorship reaches a key demographic for Tempur Sealy and targets customers on nationally televised programming
The cost for the USSA sponsorship totaled only approximately $325,000 for 2014, a small fraction of Tempur Sealy’s $327 million global advertising spend for the year
Tempur Sealy is among dozens of companies that are corporate sponsors of the USSA, including Audi, Bose, Charles Schwab,
Delta Airlines, Goodyear, Kellogg’s, Liberty Mutual, P&G, Putnam Investments, Sprint, The North Face and Visa
(2)
Missed Short Term
Targets
Despite fundamental changes in the bedding industry, Tempur Sealy has a strong track record of positive performance
During Mr. Sarvary’s tenure, the Company has beat quarterly analyst net sales and adjusted EPS estimates nearly 80% of the time
(1)
In 2014, Tempur Sealy met its adjusted EPS guidance with net sales coming in above plan, exceeding the top end of the Company’s initial full year net sales guidance by 3%
Note 1: Company performance vs. median consensus estimates  from Q1 2009 to Q4 2014 as per FactSet. Adjusted EPS is a non-GAAP financial measure. For more information on this non-GAAP financial measure, including reconciliations to the applicable GAAP information, please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation.
Note 2: As per the USSA website.
Note 3: Six Flags and Cedar Fair total shareholder return of +491% and +437%, respectively. Represents performance from May 11, 2010, the date Six Flags stock began trading publicly following its emergency from bankruptcy, to March 27, 2015.
Total shareholder return includes stock price appreciation and dividends reinvested.
Note 4: In 2014, Six Flags had an Adj. EBITDA margins of 37.4% compared to 21.2% in 2009. Cedar Fair had an Adj. EBITDA margin of 37.2% in 2014 compared to 32.7% in 2009. Information based on SEC filings for Six Flags and Cedar Fair.
Allegations Responses

H Partners Timeline
Mar. 2012:
H Partners’ letter to Sealy Board: Praise for Tempur-Pedic Board for conducting broad and effective CEO search
Mar. 2013:
Usman Nabi’s email to Andy McLane: Support for Board and Management strategy; request for in person meeting in Boston later in the month. Mr. McLane responds and meets with
Mr. Nabi at TA offices
Sept. 2013:
Mr. Nabi emails Mr.McLane requesting an in person meeting. Mr. McLane welcomes Mr. Nabi to his offices in Boston. In the meeting, Mr. Nabi inquires if the Company would consider adding him to the Board. Mr. McLane tells Mr. Nabi that he would pass along the request to the Nominating and Corporate Governance Committee for consideration, and if the Committee wanted to discuss the idea further with Mr. Nabi, the Committee Chairman would get back to him. Mr. Nabi does not raise this issue again until February 2015
Feb. 2014:
H Partners sends a letter to the Board regarding compensation structure proposal
Mar. 2014:
Board responds via letter from Mark Sarvary to H Partners indicating that the Company would include H Partners’ proposal as a consideration for the Company’s 2015 compensation program
Jul. 2014:
Mr. Nabi emails Mark Sarvary and other management congratulating them on Q2 performance and on successful strategy to restore Tempur NA segment
Dec. 23, 2014:
Arik Ruchim emails Mr. Sarvary inviting him to speak at their Annual Partner Dinner in January. Mr. Sarvary declines due to travel plans and Mr. Ruchim offers to catch up at the
Las Vegas Market in January
Jan. 18, 2015
Mr. Ruchim speaks to Mr. Sarvary in-person in Las Vegas, and reiterates the invitation to speak at the H Partners annual partner dinner
Jan. 27-29, 2015:
Mr. Nabi emails Mr. McLane asking for an in person meeting with his partner Mr. Ruchim; Mr. McLane responds and proposes a late February or early March meeting due to the existing Company blackout period and his travel schedule. Mr. Nabi responds indicating the matter is time sensitive and requests a call. Mr. McLane reminds H Partners of the blackout period due to earnings and both agree to a call on Feb 7
Feb. 7, 2015:
On the phone with Mr. McLane, Mr. Nabi of H Partners delivered their views on the CEO and made demands – immediate termination of the CEO, placement of an interim CEO and putting Mr. Nabi on the Board, joining the Compensation Committee and in charge of leading the CEO search. Mr. Nabi also demanded that four Board members resign and said that H Partners would be filing a 13D the following week. Demanded an affirmative response on each of the demands by 3 pm ET on February 13 or else H Partners would immediately launch a “public fight”
Feb. 10, 2015:
Mr. McLane emails Mr. Nabi requesting a dialogue to understand the reason and basis for Mr. Nabi’s views
Mr. Nabi responds to Mr. McLane’s email – reiterates that he has lost confidence in both Mark Sarvary and Andy McLane and indicates he has no interest in speaking other than to discuss the implementation of the February 7 demands. Also indicates that he is expecting a response by 5pm ET on February 13 to the three demands made on February 7
Feb. 17 & 19, 2015:
On February 17, H Partners files a 13D and makes public a letter to certain of the Company’s directors. After the Tempur Investor Day presentation on February 19, Mr. Ruchim meets the CEO and his team, and makes a verbal statement largely reflecting the contents of the letter previously sent
Mar. 16, 2015:
Tempur files proxy materials and mails letter to stockholders urging them to support value-enhancing initiatives underway by voting for the Company’s director nominees
Mr. McLane emails Mr. Nabi conveying the Company’s full support of Mr. Sarvary and further stating that the Board is willing to work with H Partners to identify a mutually acceptable, independent director to add to the Board
H Partners sends letter to Tempur Sealy demanding production of certain of the Company’s books and records
Mar. 18, 2015:
H Partners responds to Mr. McLane’s email from March 16, 2015 and rejects the proposal to identify a mutually acceptable, independent director; reiterates prior demands
Mar. 20, 2015:
H Partners files proxy materials urging stockholders to vote against the re-election of Masto, McLane and Sarvary. From March 30, 2015 to April 2, 2015 H Partners files revised proxy materials
Mar. 30, 2015:
H Partners makes public a second letter demanding additional Tempur Sealy books and records
Tempur Sealy issues a statement highlighting H Partners' lack of strategy and correcting H Partners’ most recent erroneous claims made in the demand
Mar. 31, 2015:
Tempur Sealy files a letter with supplemental proxy materials highlighting Tempur Sealy's focus on its strategic priorities and reiterating its support for the current Board

Supportive and Constructive Dialogue Public Campaign
th
th
th th
th

Conclusion: Right Team in Place to Enhance Stockholder Value 43

Right Strategy
Right Management Team
Right Board Leadership
Global market leader with comprehensive portfolio of
iconic brands and products
Clear plan to achieve annual base growth targets (1) of:
International initiatives on track to capitalize on $200
million net sales (1) opportunity for Sealy in Europe
Proven track record of delivering on the Company’s
strategy and driving stockholder value
Possesses substantial consumer industry and
international expertise
Integral understanding of Tempur Sealy’s business
Experienced, engaged directors with relevant skill sets,
representing interests of ALL stockholders
Strong, responsive record of stockholder friendly actions
Well-positioned as a global bedding leader
to drive long-term stockholder value
Creating Superior Stockholder Value

6% net sales growth
50bps operating margin improvement
15% adjusted EPS (2) growth
Note 1: All targets and the Sealy net sales opportunity are presented on a constant currency basis. For information on the methodology used to present constant currency information please refer to “Constant Currency Information” at the end of this presentation.
Note 2: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy acquisition and related integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings and amendments, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations under “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

Tempur Sealy Urges Stockholders to Support Value-
Enhancing Initiatives Underway

VOTE THE WHITE PROXY CARD FOR TEMPUR SEALY’S
EXPERIENCED AND HIGHLY QUALIFIED DIRECTORS:
Evelyn S. Dilsaver, Frank Doyle, John A. Heil, Peter K. Hoffman, Sir Paul Judge, Nancy F. Koehn,
Christopher A. Masto, P. Andrews McLane, Lawrence J. Rogers, Mark Sarvary and Robert B. Trussell, Jr.
Our Board and Management Team have been a critical part of our ability to deliver solid results and drive stockholder value including a total shareholder return of 493% since Mr. Sarvary joined as CEO
(1)
We have successfully completed the acquisition of Sealy Corporation creating a global bedding leader with a complete and complementary portfolio of brands
We are focused on driving strong margins and long term growth through reinvestment in the business as evidenced by Tempur North America’s return to a position of strength and profitability
We are leveraging our global scale to execute our international growth plan by increasing distribution, brand awareness and product offerings
We believe H Partners has outlined no constructive steps to enhance the Company’s strategy, capital structure or operating
plans,
but rather advocates high-risk, value-destroying
leadership changes
Note 1: Total shareholder return includes stock price appreciation and dividends reinvested. Represents performance from August 4, 2008 to March 27, 2015.

The Choice is Clear – Voting Instructions
Vote Now “FOR” the Board of Directors of Tempur Sealy
Please Sign, Date and Return the WHITE Proxy Card Today
If you need assistance in executing your WHITE proxy card or placing your vote, please contact our proxy solicitor:
D.F. King & Co., Inc.
Mail: 48 Wall Street, 22nd Floor, New York, NY 10005
Stockholders Call Toll Free: (877) 283-0319
Banks and Brokers Call Collect: (212) 269-5550
Email: tpx@dfking.com

Appendix 47

Well Positioned For the Future

U.S. Bedding Market Share
(1)
September 2009:
highly successful TEMPUR-Cloud
mattress line and “Ask Me”
advertising campaign
August 2008:
Sarvary joined as CEO
September 2012:
Announced the
acquisition of Sealy
March 2013:
Completed the
acquisition of Sealy
Largely completed the
reinvention of entire
Tempur-Pedic range of
products
Launched TEMPUR-Cloud in
major international geographies;
significant improvements in
Tempur-Pedic distribution
Significant shift in
competition; operating
environment changes
Note 1: Represents percentage of bedding shipments. Information for 2008-2013 market share is based on estimates from Furniture Today. Information for 2014 market share is based on management estimates.
Introduced the
Mark
19.5%
19.6%
18.9%
18.0%
17.8% 17.7%
18.9%
8.2% 8.0%
11.5%
14.0%
12.9%
12.4%
13.0%
27.7% 27.6%
30.4%
32.0%
30.7%
30.1%
31.9%
2008 2009 2010 2011 2012 2013 2014E
Sealy Tempur -Pedic
2008 2009 2010 2011 2012 2013 2014

Experienced Tempur Sealy Board of Directors 49 Note 1: Tempur Sealy entity was formed in 2002, so this year is when Mr. Trussell became a director / CEO of that entity.

Use of Non-GAAP Financial Measures

In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted earnings per share, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA and consolidated funded debt and consolidated funded debt less qualified cash, Tempur North America adjusted operating income and operating margin, adjusted operating expenses, adjusted operating income and operating margin and free cash flow, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income as a measure of operating performance or total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.
A reconciliation of adjusted net income and adjusted earnings per share is provided on slide 51. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various costs associated with the Sealy acquisition and the disposal of the three U.S. innerspring component facilities and financing costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014 and 2013, other income related to certain other non-recurring items, including income from a partial settlement of a legal dispute, and adjustment of taxes to a normalized rate related to the aforementioned items and other discrete income tax events.
A reconciliation of EBITDA and adjusted EBITDA from the Company’s net income and a reconciliation of total debt to consolidated funded debt and consolidated funded debt less qualified cash are provided on slides 52 and 53. Management believes that the use of EBITDA and adjusted EBITDA provides investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants.
For more information regarding adjusted EPS, adjusted EBITDA and other terms used in the Company’s senior secured facility, please refer to the Company’s
SEC filings.
A reconciliation of Tempur North America GAAP operating income and operating margin to adjusted operating income and operating margin, which are GAAP operating income and GAAP operating margin less certain corporate expenses, is provided on slide 54. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to Tempur North America’s operating performance excluding the impact of certain corporate expenses.
A reconciliation of GAAP operating expenses to adjusted operating expenses, which is GAAP operating expenses less integration and financing costs, is provided on slide 55.  Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the
Company’s operating performance and initiative to deleverage operating expenses during 2015-2018. The reconciliation provides information on the methodology used to present operating expenses, including the exclusion of integration and financing costs related to the Sealy acquisition.
A reconciliation of GAAP operating income and operating margin to adjusted operating income and operating margin, which are GAAP operating income and
GAAP operating margin less integration and financing costs, is provided on slide 56. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the Company’s operating income and margin performance excluding the impact of integration and financing costs related to the Sealy acquisition.
Adjusted Net Income/Adjusted EPS
EBITDA/Adjusted EBITDA
Tempur North America Adjusted Operating Income and Margin Reconciliation
Adjusted Operating Expenses
Adjusted Operating Income and Margin

2014 Adjusted EPS Reconciliation
2013 and 2014 Adjusted EPS
Note: 2013 includes Sealy from March 18, 2013 to December 31, 2013, while 2014 includes Sealy for the whole year and accordingly this information may not be comparable.
Note 1: Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component facilities and related equipment.
Note 2: Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
Note 3: Financing costs represent costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014 and 2013, respectively.
Note 4: Other income includes certain other non-recurring items, including income from a partial settlement of a legal dispute.
Note 5: Adjustment of taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.

Year Ended Year Ended
(in millions, except per share amounts)
December 31, December 31,
2013 2014
Net income 78.6 $                     108.9 $
Plus:
Loss on disposal of business, net of tax
(1)
-- 16.7
Transaction costs, net of tax
(2)
13.2 --
Integration costs, net of tax
(2)
37.2 30.6
Financing costs, net of tax
(3)
6.5
3.4
Other income, net of tax (4)
--
(11.3)
Adjustment of taxes to normalized rate
(5)
10.9
16.3
Adjusted net income 146.4 $                   164.6 $
Earnings per share, diluted 1.28 $                     1.75 $
Loss on disposal of business, net of tax
(1)
-- 0.27
Transaction costs, net of tax
(2)
0.21 --
Integration costs, net of tax
(2)
0.60 0.49
Financing costs, net of tax
(3)
0.11
0.05
Other income, net of tax
(4)
--
(0.18)
Adjustment of taxes to normalized rate
(5)
0.18
0.27
Adjusted earnings per share, diluted 2.38 $                     2.65 $
Diluted shares outstanding 61.6 62.1

Adjusted EBITDA Reconciliation
2013 and 2014 Adjusted EBITDA

Year Ended Year Ended
(in millions)
December 31, December 31,
2013
(1)
2014
Net income attributable to Tempur Sealy International, Inc. 75.6 $                     108.9 $
Interest expense 133.2 91.9
Income taxes 39.0 64.9
Depreciation & amortization 98.6 89.7
EBITDA 346.4 $                   355.4 $
Adjustments for financial covenant purposes:
Transaction costs
(2)
25.2 __
Integration costs
(2)
15.3 40.3
Financing and Refinancing charges
(3)
2.4 1.3
Non-cash compensation
(4)
5.8 __
Restructuring and impairment related charges
(5)
7.8 __
Loss on disposal of business and discontinued operations
(6)
0.6 23.2
Other
(7)
7.6 (15.6)
Adjusted EBITDA 411.1 $                   404.6 $
Note 1: 2013 is presented according to the methodology used for the Company’s senior secured facilities and is based on the mathematical combination of the Company’s historical financial results for the twelve months ended December 31, 2013 and Sealy’s historical financial results for the pre-acquisition period from December 3, 2012 through March 3, 2013.
Note 2: Transaction and integration represent costs related to the Sealy acquisition, including legal fees, professional fees and other charges to align the businesses.
Note 3:  Financing charges represent costs incurred in connection with the amendment of our senior secured credit facility and refinancing charges represent costs associated with debt refinanced by
Sealy prior to the Sealy acquisition.
Note 4:   Non-cash compensation represents costs associated with various share-based awards.
Note 5:   Restructuring and impairment represents costs related to restructuring the Tempur Sealy business and asset impairment costs recognized by Sealy prior to the Sealy acquisition.
Note 6:   Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component production facilities and related equipment and discontinued operations represents  losses from Sealy's  divested operation prior to the Sealy acquisition.
Note 7:      Other income in 2014 includes certain other non-recurring items, including income from a partial settlement of a legal dispute.

Debt Reconciliation and Leverage Ratio Calculation
Reconciliation of Total Debt to Consolidated Funded Debt Less Qualified Cash
Note: For more details regarding consolidated funded debt, consolidated funded debt less qualified cash and adjusted EBITDA, please refer to the Company’s SEC filings.
Note 1: Qualified cash as defined in the Company's senior secured credit facility equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million.
Note 2:  The ratio of consolidated debt less qualified cash to adjusted EBITDA was 3.89 times, within the Company's covenant, which requires this ratio to be less than 4.75 times at December 31, 2014.

As of
(in millions, except ratio) December 31,
2014
Total debt 1,602.3 $
Plus:
Letters of credit outstanding 18.2
Consolidated funded debt 1,620.5
Less:
Domestic qualified cash
(1)
25.9
Foreign qualified cash
(1)
21.9
Consolidated funded debt less qualified cash 1,572.7 $
Adjusted EBITDA 404.6 $
Consolidated funded debt less qualified cash to Adjusted EBITDA
(2)
3.89 times

Tempur North America Adjusted Operating Margin
Reconciliation
Tempur North America
Adjusted Operating Income And Operating Margin
Tempur North America 2013 - 2014 Year Ended Year Ended
(in millions, except percentage amounts)
December 31, December 31,
2013 2014
Operating Income, Tempur North America segment $67.6 $84.9
Tempur North America Net Sales 910.0 993.2
Operating Margin (GAAP) 7.4% 8.5%
Corporate expenses included in Tempur North America segment 83.0 75.5
Adjusted Operating Income less corporate expenses $150.6 $160.4
Tempur North America Net Sales 910.0 993.2
Adjusted Operating Margin 16.5% 16.1%

Tempur North America 2H 2013 vs. 2H 2014 Six Months Ended Six Months Ended
(in millions, except percentage amounts)
December 31, December 31,
2013 2014
Operating Income, Tempur North America segment $41.5 $65.5
Tempur North America Net Sales 468.6 542.9
Operating Margin (GAAP) 8.9% 12.1%
Corporate expenses included in Tempur North America segment 32.7 40.2
Adjusted Operating Income less corporate expenses $74.2 $105.7
Tempur North America Net Sales 468.6 542.9
Adjusted Operating Margin 15.8% 19.5%

Adjusted Operating Expenses
2014 Adjusted Operating Expenses
Note 1: Integration costs represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition. Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.

Operating Expenses
Adjusted
Tempur Sealy International, Inc. Year Ended
(in millions, except percentage amounts)
December 31,
2014
Consolidated net sales $2,989.8
Selling and marketing expenses 619.9
General, administrative and other expenses 280.6
Operating Expenses 900.5
Operating Expenses as a % of Consolidated Net Sales 30%
Operating Expenses $900.5
Less: Integration and financing costs
(1)
43.8
$856.7
Adjusted Operating Expenses as a % of Consolidated Net Sales 29%

Adjusted Operating Margin
2014 Adjusted Operating Income and Margin

Note 1:  Integration costs represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition. Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.
Tempur Sealy International, Inc. Year Ended
(in millions, except percentage amounts)
December 31,
2014
Operating Income, Tempur Sealy International, Inc. $276.3
Consolidated net sales 2,989.8
Operating Margin (GAAP) 9.2%
Operating Income, Tempur Sealy International, Inc. $276.3
Plus: Integration and financing costs
(1)
43.8
Adjusted Operating Income $320.1
Consolidated net sales 2,989.8
Adjusted Operating Margin (Non-GAAP) 10.7%

Constant Currency Information

In this investor presentation the Company refers to, and in other press releases and other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis” or “excluding FX”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. The information presented on a constant currency basis is not recognized under GAAP, and this information is not intended as a substitute for reviewing information presented on a GAAP basis.